Exhibit 99.2

3Q21 Quarterly Supplement

Wells Fargo & Company and Subsidiaries
QUARTERLY FINANCIAL DATA
Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

	Quarter ended					Sep 30, 2021 % Change from		Nine months ended
(in millions, except per share amounts)	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020	Sep 30, 2021	Sep 30, 2020	% Change
Selected Income Statement Data
Total revenue	$18,834	20,270	18,532	18,489	19,316	(7)%	(2)	$57,636	55,775	3%
Noninterest expense	13,303	13,341	13,989	14,802	15,229	—	(13)	40,633	42,828	(5)
Pre-tax pre-provision profit (PTPP) (1)	5,531	6,929	4,543	3,687	4,087	(20)	35	17,003	12,947	31
Provision for credit losses	(1,395)	(1,260)	(1,048)	(179)	769	(11)	NM	(3,703)	14,308	NM
Wells Fargo net income	5,122	6,040	4,636	3,091	3,216	(15)	59	15,798	286	NM
Wells Fargo net income (loss) applicable to common stock	4,787	5,743	4,256	2,741	2,901	(17)	65	14,786	(955)	NM

Common Share Data
Diluted earnings (loss) per common share	1.17	1.38	1.02	0.66	0.70	(15)	67	3.57	(0.23)	NM
Dividends declared per common share	0.20	0.10	0.10	0.10	0.10	100	100	0.40	1.12	(64)
Common shares outstanding	3,996.9	4,108.0	4,141.1	4,144.0	4,132.5	(3)	(3)
Average common shares outstanding	4,056.3	4,124.6	4,141.3	4,137.6	4,123.8	(2)	(2)	4,107.1	4,111.4	—
Diluted average common shares outstanding (2)	4,090.4	4,156.1	4,171.0	4,151.3	4,132.2	(2)	(1)	4,140.0	4,111.4	1
Book value per common share (3)	$42.47	41.74	40.27	39.71	38.91	2	9
Tangible book value per common share (3)(4)	35.54	34.95	33.49	32.99	32.15	2	11

Selected Equity Data (period-end)
Total equity	191,071	193,127	188,034	185,712	181,727	(1)	5
Common stockholders' equity	169,753	171,453	166,748	164,570	160,804	(1)	6
Tangible common equity (4)	142,047	143,577	138,702	136,727	132,874	(1)	7

Performance Ratios
Return on average assets (ROA) (5)	1.04%	1.25	0.97	0.64	0.66			1.09%	0.02
Return on average equity (ROE) (6)	11.1	13.6	10.3	6.6	7.2			11.7	(0.8)
Return on average tangible common equity (ROTCE) (4)	13.2	16.3	12.4	8.0	8.7			14.0	(0.9)
Efficiency ratio (7)	71	66	75	80	79			70	77
Net interest margin on a taxable-equivalent basis	2.03	2.02	2.05	2.16	2.13			2.03	2.32
NM – Not meaningful
(1)Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(2)For the nine months ended September 30, 2020, diluted average common shares outstanding equaled average common shares outstanding because our securities convertible into common shares had an anti-dilutive effect.
(3)Book value per common share is common stockholders' equity divided by common shares outstanding. Tangible book value per common share is tangible common equity divided by common shares outstanding.
(4)Tangible common equity, tangible book value per common share, and return on average tangible common equity are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” tables on pages 25 and 26.
(5)Represents Wells Fargo net income divided by average assets.
(6)Represents Wells Fargo net income (loss) applicable to common stock divided by average common stockholders’ equity.
(7)The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income).

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA (continued)

	Quarter ended					Sep 30, 2021 % Change from		Nine months ended
($ in millions, unless otherwise noted)	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020	Sep 30, 2021	Sep 30, 2020	% Change
Selected Balance Sheet Data (average)
Loans	$854,024	854,747	873,439	899,704	931,708	—%	(8)	$860,666	955,918	(10)%
Assets	1,949,700	1,939,879	1,934,425	1,925,013	1,945,911	1	—	1,941,391	1,947,315	—
Deposits	1,450,941	1,435,824	1,393,472	1,380,100	1,399,028	1	4	1,426,956	1,374,638	4

Selected Balance Sheet Data (period-end)
Debt securities	542,993	533,565	505,826	501,207	476,421	2	14
Loans	862,827	852,300	861,572	887,637	920,082	1	(6)
Allowance for credit losses for loans	14,705	16,391	18,043	19,713	20,471	(10)	(28)
Equity securities	66,526	64,547	57,702	60,008	49,348	3	35
Assets	1,954,901	1,945,996	1,957,264	1,952,911	1,920,399	—	2
Deposits	1,470,379	1,440,472	1,437,119	1,404,381	1,383,215	2	6

Headcount (#) (period-end)	253,871	259,196	264,513	268,531	274,931	(2)	(8)

Capital and other metrics (1)
Risk-based capital ratios and components (2):
Standardized Approach:
CET1	11.6%	12.1	11.8	11.6	11.4
Tier 1 capital	13.2	13.7	13.5	13.3	13.1
Total capital	16.2	16.8	16.8	16.5	16.3
Risk-weighted assets (RWAs) (in billions)	$1,219.1	1,188.7	1,179.0	1,193.7	1,185.6	3	3

Advanced Approach:
CET1	12.4%	12.7	12.6	11.9	11.5
Tier 1 capital	14.1	14.5	14.4	13.7	13.2
Total capital	16.5	16.9	16.9	16.1	15.7
Risk-weighted assets (RWAs) (in billions)	$1,138.3	1,126.5	1,109.4	1,158.4	1,172.0	1	(3)

Tier 1 leverage ratio	8.4%	8.5	8.4	8.3	8.1
Supplementary Leverage Ratio (SLR)	6.9	7.1	7.9	8.1	7.8
Total Loss Absorbing Capacity (TLAC) Ratio (3)	23.7	25.1	25.2	25.7	25.8
Liquidity Coverage Ratio (LCR) (4)	119	123	127	133	134
(1)Ratios and metrics for September 30, 2021, are preliminary estimates.
(2)See the tables on pages 27 and 28 for more information on Common Equity Tier 1 (CET1), tier 1 capital, and total capital. The information presented reflects fully phased-in CET1, tier 1 capital, and RWAs, but reflects total capital in accordance with transition requirements.
(3)Represents TLAC divided by the greater of RWAs determined under the Standardized and Advanced Approaches, which is our binding TLAC ratio.
(4)Represents high-quality liquid assets divided by projected net cash outflows, as each is defined under the LCR rule.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

	Quarter ended					Sep 30, 2021 % Change from		Nine months ended
(in millions, except per share amounts)	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020	Sep 30, 2021	Sep 30, 2020	% Change
Interest income	$9,834	9,693	10,046	10,550	10,811	1%	(9)	$29,573	37,369	(21)%
Interest expense	925	893	1,238	1,195	1,432	4	(35)	3,056	6,768	(55)
Net interest income	8,909	8,800	8,808	9,355	9,379	1	(5)	26,517	30,601	(13)
Noninterest income
Deposit-related fees	1,416	1,342	1,255	1,333	1,299	6	9	4,013	3,888	3
Lending-related fees	365	362	361	356	352	1	4	1,088	1,025	6
Investment advisory and other asset-based fees	2,882	2,794	2,756	2,598	2,505	3	15	8,432	7,265	16
Commissions and brokerage services fees	525	580	636	589	568	(9)	(8)	1,741	1,795	(3)
Investment banking fees	547	570	568	486	441	(4)	24	1,685	1,379	22
Card fees	1,078	1,077	949	943	912	—	18	3,104	2,601	19
Mortgage banking	1,259	1,336	1,326	1,207	1,590	(6)	(21)	3,921	2,286	72
Net gains (losses) from trading activities	92	21	348	(60)	361	338	(75)	461	1,232	(63)
Net gains on debt securities	283	—	151	160	264	NM	7	434	713	(39)
Net gains (losses) from equity securities	869	2,696	392	884	649	(68)	34	3,957	(219)	NM
Lease income	322	313	315	224	333	3	(3)	950	1,021	(7)
Other	287	379	667	414	663	(24)	(57)	1,333	2,188	(39)
Total noninterest income	9,925	11,470	9,724	9,134	9,937	(13)	—	31,119	25,174	24
Total revenue	18,834	20,270	18,532	18,489	19,316	(7)	(2)	57,636	55,775	3
Provision for credit losses	(1,395)	(1,260)	(1,048)	(179)	769	(11)	NM	(3,703)	14,308	NM
Noninterest expense
Personnel	8,690	8,818	9,558	8,948	8,624	(1)	1	27,066	25,863	5
Technology, telecommunications and equipment	741	815	844	838	791	(9)	(6)	2,400	2,261	6
Occupancy	738	735	770	826	851	—	(13)	2,243	2,437	(8)
Operating losses	540	303	213	621	1,219	78	(56)	1,056	2,902	(64)
Professional and outside services	1,417	1,450	1,388	1,664	1,760	(2)	(19)	4,255	5,042	(16)
Leases (1)	220	226	226	227	291	(3)	(24)	672	795	(15)
Advertising and promotion	153	132	90	138	144	16	6	375	462	(19)
Restructuring charges	1	(4)	13	781	718	125	(100)	10	718	(99)
Other	803	866	887	759	831	(7)	(3)	2,556	2,348	9
Total noninterest expense	13,303	13,341	13,989	14,802	15,229	—	(13)	40,633	42,828	(5)
Income (loss) before income tax expense (benefit)	6,926	8,189	5,591	3,866	3,318	(15)	109	20,706	(1,361)	NM
Income tax expense (benefit)	1,521	1,445	901	574	(83)	5	NM	3,867	(1,731)	NM
Net income before noncontrolling interests	5,405	6,744	4,690	3,292	3,401	(20)	59	16,839	370	NM
Less: Net income from noncontrolling interests	283	704	54	201	185	(60)	53	1,041	84	NM
Wells Fargo net income	$5,122	6,040	4,636	3,091	3,216	(15)	59	$15,798	286	NM
Less: Preferred stock dividends and other	335	297	380	350	315	13	6	1,012	1,241	(18)
Wells Fargo net income (loss) applicable to common stock	$4,787	5,743	4,256	2,741	2,901	(17)	65	$14,786	(955)	NM
Per share information
Earnings (loss) per common share	$1.18	1.39	1.03	0.66	0.70	(15)	69	$3.60	(0.23)	NM
Diluted earnings (loss) per common share	1.17	1.38	1.02	0.66	0.70	(15)	67	3.57	(0.23)	NM
NM – Not meaningful
(1)Represents expenses for assets we lease to customers.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

						Sep 30, 2021 % Change from
(in millions)	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020
Assets
Cash and due from banks	$25,509	25,304	28,339	28,236	25,535	1%	—
Interest-earning deposits with banks	241,178	248,869	258,394	236,376	221,235	(3)	9
Total cash, cash equivalents, and restricted cash	266,687	274,173	286,733	264,612	246,770	(3)	8
Federal funds sold and securities purchased under resale agreements	67,807	70,149	79,502	65,672	69,304	(3)	(2)
Debt securities:
Trading, at fair value	94,943	82,727	72,784	75,095	73,253	15	30
Available-for-sale, at fair value	185,557	189,897	200,850	220,392	220,573	(2)	(16)
Held-to-maturity, at amortized cost	262,493	260,941	232,192	205,720	182,595	1	44
Loans held for sale	24,811	25,594	35,434	36,384	25,004	(3)	(1)
Loans	862,827	852,300	861,572	887,637	920,082	1	(6)
Allowance for loan losses	(13,517)	(15,148)	(16,928)	(18,516)	(19,463)	11	31
Net loans	849,310	837,152	844,644	869,121	900,619	1	(6)
Mortgage servicing rights	8,148	8,009	8,832	7,437	7,680	2	6
Premises and equipment, net	8,599	8,745	8,760	8,895	8,977	(2)	(4)
Goodwill	26,191	26,194	26,290	26,392	26,387	—	(1)
Derivative assets	27,060	25,415	25,429	25,846	23,715	6	14
Equity securities	66,526	64,547	57,702	60,008	49,348	3	35
Other assets	66,769	72,453	78,112	87,337	86,174	(8)	(23)
Total assets	$1,954,901	1,945,996	1,957,264	1,952,911	1,920,399	—	2
Liabilities
Noninterest-bearing deposits	$529,051	504,108	494,087	467,068	447,011	5	18
Interest-bearing deposits	941,328	936,364	943,032	937,313	936,204	1	1
Total deposits	1,470,379	1,440,472	1,437,119	1,404,381	1,383,215	2	6
Short-term borrowings	41,980	45,635	58,920	58,999	55,224	(8)	(24)
Derivative liabilities	12,976	14,551	14,930	16,509	13,767	(11)	(6)
Accrued expenses and other liabilities	75,513	72,555	74,949	74,360	70,755	4	7
Long-term debt	162,982	179,656	183,312	212,950	215,711	(9)	(24)
Total liabilities	1,763,830	1,752,869	1,769,230	1,767,199	1,738,672	1	1
Equity
Wells Fargo stockholders’ equity:
Preferred stock	20,270	20,820	21,170	21,136	21,098	(3)	(4)
Common stock – $1-2/3 par value, authorized 9,000,000,000 shares; issued 5,481,811,474 shares	9,136	9,136	9,136	9,136	9,136	—	—
Additional paid-in capital	60,134	60,018	59,854	60,197	60,035	—	—
Retained earnings	175,709	171,765	166,458	162,683	160,607	2	9
Cumulative other comprehensive income (loss)	(1,177)	(564)	(1,250)	194	(750)	NM	(57)
Treasury stock (1)	(74,169)	(69,038)	(67,589)	(67,791)	(68,384)	(7)	(8)
Unearned ESOP shares	(875)	(875)	(875)	(875)	(875)	—	—
Total Wells Fargo stockholders’ equity	189,028	191,262	186,904	184,680	180,867	(1)	5
Noncontrolling interests	2,043	1,865	1,130	1,032	860	10	138
Total equity	191,071	193,127	188,034	185,712	181,727	(1)	5
Total liabilities and equity	$1,954,901	1,945,996	1,957,264	1,952,911	1,920,399	—	2
NM – Not meaningful
(1)Number of shares of treasury stock were 1,484,890,493, 1,373,813,200, 1,340,691,115, 1,337,799,931, and 1,349,294,592 at September 30, June 30, and March 31, 2021, and December 31, and September 30, 2020, respectively.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES AND INTEREST RATES (TAXABLE-EQUIVALENT BASIS)(1)

	Quarter ended					Sep 30, 2021 % Change from		Nine months ended		% Change
($ in millions)	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020	Sep 30, 2021	Sep 30, 2020
Average Balances

Assets
Interest-earning deposits with banks	$250,314	255,237	223,437	222,010	216,958	(2)%	15	$243,095	174,425	39%
Federal funds sold and securities purchased under resale agreements	68,912	72,513	72,148	67,023	80,431	(5)	(14)	71,179	88,095	(19)
Trading debt securities	88,476	84,612	87,383	93,877	88,021	5	1	86,828	95,018	(9)
Available-for-sale debt securities	179,237	192,418	206,946	214,042	217,556	(7)	(18)	192,765	234,125	(18)
Held-to-maturity debt securities	261,182	237,812	216,826	192,697	176,384	10	48	238,769	167,061	43
Loans held for sale	24,490	27,173	34,554	29,436	31,023	(10)	(21)	28,702	26,841	7
Loans	854,024	854,747	873,439	899,704	931,708	—	(8)	860,666	955,918	(10)
Equity securities	32,790	29,773	29,434	25,744	25,185	10	30	30,678	30,027	2
Other	10,070	9,103	9,498	7,896	6,974	11	44	9,559	7,373	30
Total interest-earning assets	1,769,495	1,763,388	1,753,665	1,752,429	1,774,240	—	—	1,762,241	1,778,883	(1)
Total noninterest-earning assets	180,205	176,491	180,760	172,584	171,671	2	5	179,150	168,432	6
Total assets	$1,949,700	1,939,879	1,934,425	1,925,013	1,945,911	1	—	$1,941,391	1,947,315	—
Liabilities
Interest-bearing deposits	$941,014	941,746	931,116	925,729	959,270	—	(2)	$937,995	975,972	(4)
Short-term borrowings	43,899	48,505	59,082	57,304	57,292	(9)	(23)	50,439	74,538	(32)
Long-term debt	174,643	181,101	198,340	214,223	222,862	(4)	(22)	184,608	228,067	(19)
Other liabilities	30,387	27,718	28,875	25,949	27,679	10	10	28,999	29,270	(1)
Total interest-bearing liabilities	1,189,943	1,199,070	1,217,413	1,223,205	1,267,103	(1)	(6)	1,202,041	1,307,847	(8)
Noninterest-bearing demand deposits	509,927	494,078	462,356	454,371	439,758	3	16	488,961	398,666	23
Other noninterest-bearing liabilities	55,789	55,763	65,582	61,993	57,673	—	(3)	59,010	56,367	5
Total liabilities	1,755,659	1,748,911	1,745,351	1,739,569	1,764,534	—	(1)	1,750,012	1,762,880	(1)
Total equity	194,041	190,968	189,074	185,444	181,377	2	7	191,379	184,435	4
Total liabilities and equity	$1,949,700	1,939,879	1,934,425	1,925,013	1,945,911	1	—	$1,941,391	1,947,315	—

Average Interest Rates

Interest-earning assets
Interest-earning deposits with banks	0.15%	0.11	0.10	0.10	0.11			0.12%	0.37
Federal funds sold and securities purchased under resale agreements	0.03	0.02	0.04	0.05	0.02			0.03	0.58
Trading debt securities	2.33	2.37	2.45	2.40	2.49			2.38	2.78
Available-for-sale debt securities	1.57	1.43	1.63	1.78	1.96			1.54	2.45
Held-to-maturity debt securities	1.87	1.86	1.90	1.95	2.09			1.88	2.31
Loans held for sale	2.81	2.85	3.85	3.56	3.07			3.24	3.40
Loans	3.29	3.33	3.34	3.43	3.41			3.32	3.71
Equity securities	1.78	1.77	1.87	2.04	1.61			1.81	1.89
Other	0.09	0.04	0.03	—	(0.02)			0.06	0.24
Total interest-earning assets	2.24	2.23	2.33	2.43	2.45			2.27	2.83
Interest-bearing liabilities
Interest-bearing deposits	0.04	0.04	0.05	0.07	0.13			0.04	0.36
Short-term borrowings	(0.06)	(0.09)	(0.06)	(0.08)	(0.08)			(0.07)	0.47
Long-term debt	1.71	1.57	2.07	1.78	1.86			1.79	2.06
Other liabilities	1.15	1.47	1.50	1.38	1.33			1.37	1.59
Total interest-bearing liabilities	0.31	0.30	0.41	0.39	0.45			0.34	0.69

Interest rate spread on a taxable-equivalent basis (2)	1.93	1.93	1.92	2.04	2.00			1.93	2.14
Net interest margin on a taxable-equivalent basis (2)	2.03	2.02	2.05	2.16	2.13			2.03	2.32
(1)The average balance amounts represent amortized costs. The interest rates are based on interest income or expense amounts for the period and are annualized, if applicable. Interest rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes taxable-equivalent adjustments of $105 million, $109 million, $107 million, $120 million, and $110 million for the quarters ended September 30, June 30, and March 31, 2021 and December 31, and September 30, 2020, respectively, and $321 million and $374 million for the first nine months of 2021 and 2020, respectively, predominantly related to tax-exempt income on certain loans and securities. The federal statutory tax rate utilized was 21% for the periods presented.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (1)

					Quarter ended September 30, 2021
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$5,707	1,231	1,866	637	(427)	(105)	8,909
Noninterest income	3,097	845	1,519	2,981	1,752	(269)	9,925
Total revenue	8,804	2,076	3,385	3,618	1,325	(374)	18,834
Provision for credit losses	(518)	(335)	(460)	(73)	(9)	—	(1,395)
Noninterest expense	6,053	1,396	1,797	2,917	1,140	—	13,303
Income (loss) before income tax expense (benefit)	3,269	1,015	2,048	774	194	(374)	6,926
Income tax expense (benefit)	818	254	518	195	110	(374)	1,521
Net income before noncontrolling interests	2,451	761	1,530	579	84	—	5,405
Less: Net income from noncontrolling interests	—	2	—	—	281	—	283
Net income (loss)	$2,451	759	1,530	579	(197)	—	5,122

					Quarter ended June 30, 2021
Net interest income	$5,618	1,202	1,783	610	(304)	(109)	8,800
Noninterest income	3,068	906	1,555	2,926	3,327	(312)	11,470
Total revenue	8,686	2,108	3,338	3,536	3,023	(421)	20,270
Provision for credit losses	(367)	(382)	(501)	24	(34)	—	(1,260)
Noninterest expense	6,202	1,443	1,805	2,891	1,000	—	13,341
Income (loss) before income tax expense (benefit)	2,851	1,047	2,034	621	2,057	(421)	8,189
Income tax expense (benefit)	713	261	513	156	223	(421)	1,445
Net income before noncontrolling interests	2,138	786	1,521	465	1,834	—	6,744
Less: Net income (loss) from noncontrolling interests	—	2	(2)	—	704	—	704
Net income	$2,138	784	1,523	465	1,130	—	6,040

					Quarter ended September 30, 2020
Net interest income	$5,918	1,408	1,714	717	(268)	(110)	9,379
Noninterest income	3,228	818	1,593	2,573	1,921	(196)	9,937
Total revenue	9,146	2,226	3,307	3,290	1,653	(306)	19,316
Provision for credit losses	640	339	(121)	(10)	(79)	—	769
Noninterest expense	7,345	1,623	1,991	2,742	1,528	—	15,229
Income (loss) before income tax expense (benefit)	1,161	264	1,437	558	204	(306)	3,318
Income tax expense (benefit)	290	71	355	139	(632)	(306)	(83)
Net income before noncontrolling interests	871	193	1,082	419	836	—	3,401
Less: Net income from noncontrolling interests	—	1	—	—	184	—	185
Net income	$871	192	1,082	419	652	—	3,216
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity businesses. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company, as well as previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for low-income housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (continued) (1)

					Nine months ended September 30, 2021
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$16,940	3,687	5,428	1,904	(1,121)	(321)	26,517
Noninterest income	9,204	2,578	4,899	8,794	6,496	(852)	31,119
Total revenue	26,144	6,265	10,327	10,698	5,375	(1,173)	57,636
Provision for credit losses	(1,304)	(1,116)	(1,245)	(92)	54	—	(3,703)
Noninterest expense	18,522	4,469	5,435	8,836	3,371	—	40,633
Income (loss) before income tax expense (benefit)	8,926	2,912	6,137	1,954	1,950	(1,173)	20,706
Income tax expense (benefit)	2,233	727	1,531	491	58	(1,173)	3,867
Net income before noncontrolling interests	6,693	2,185	4,606	1,463	1,892	—	16,839
Less: Net income (loss) from noncontrolling interests	—	5	(2)	—	1,038	—	1,041
Net income	$6,693	2,180	4,608	1,463	854	—	15,798

					Nine months ended September 30, 2020
Net interest income	$17,637	4,695	5,698	2,274	671	(374)	30,601
Noninterest income	7,766	2,227	5,076	7,492	3,224	(611)	25,174
Total revenue	25,403	6,922	10,774	9,766	3,895	(985)	55,775
Provision for credit losses	5,311	3,675	4,760	253	309	—	14,308
Noninterest expense	20,535	4,776	5,905	8,142	3,470	—	42,828
Income (loss) before income tax expense (benefit)	(443)	(1,529)	109	1,371	116	(985)	(1,361)
Income tax expense (benefit)	(155)	(371)	48	343	(611)	(985)	(1,731)
Net income (loss) before noncontrolling interests	(288)	(1,158)	61	1,028	727	—	370
Less: Net income from noncontrolling interests	—	3	—	—	81	—	84
Net income (loss)	$(288)	(1,161)	61	1,028	646	—	286
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity businesses. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company, as well as previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for low-income housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT

	Quarter ended					Sep 30, 2021 % Change from		Nine months ended
($ in millions)	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020	Sep 30, 2021	Sep 30, 2020	% Change
Income Statement
Net interest income	$5,707	5,618	5,615	5,741	5,918	2%	(4)	$16,940	17,637	(4)%
Noninterest income:
Deposit-related fees	799	732	661	742	708	9	13	2,192	2,162	1
Card fees	1,014	1,017	892	890	860	—	18	2,923	2,428	20
Mortgage banking	1,168	1,158	1,259	1,082	1,544	1	(24)	3,585	2,142	67
Other	116	161	227	158	116	(28)	—	504	1,034	(51)
Total noninterest income	3,097	3,068	3,039	2,872	3,228	1	(4)	9,204	7,766	19
Total revenue	8,804	8,686	8,654	8,613	9,146	1	(4)	26,144	25,403	3
Net charge-offs	302	359	370	332	369	(16)	(18)	1,031	1,543	(33)
Change in the allowance for credit losses	(820)	(726)	(789)	19	271	(13)	NM	(2,335)	3,768	NM
Provision for credit losses	(518)	(367)	(419)	351	640	(41)	NM	(1,304)	5,311	NM
Noninterest expense	6,053	6,202	6,267	6,441	7,345	(2)	(18)	18,522	20,535	(10)
Income (loss) before income tax expense (benefit)	3,269	2,851	2,806	1,821	1,161	15	182	8,926	(443)	NM
Income tax expense (benefit)	818	713	702	457	290	15	182	2,233	(155)	NM
Net income (loss)	$2,451	2,138	2,104	1,364	871	15	181	$6,693	(288)	NM
Revenue by Line of Business
Consumer and Small Business Banking	$4,822	4,714	4,550	4,701	4,721	2	2	$14,086	13,983	1
Consumer Lending:
Home Lending	2,012	2,072	2,227	1,995	2,527	(3)	(20)	6,311	5,880	7
Credit Card	1,399	1,363	1,346	1,372	1,345	3	4	4,108	3,916	5
Auto	445	415	403	403	404	7	10	1,263	1,172	8
Personal Lending	126	122	128	142	149	3	(15)	376	452	(17)
Total revenue	$8,804	8,686	8,654	8,613	9,146	1	(4)	$26,144	25,403	3
Selected Balance Sheet Data (average)
Loans by Line of Business:
Home Lending	$217,011	223,229	243,036	265,292	270,036	(3)	(20)	$227,663	269,692	(16)
Auto	53,043	50,762	49,518	48,966	49,770	4	7	51,121	49,625	3
Credit Card	35,407	34,211	35,205	36,135	35,965	3	(2)	34,942	37,415	(7)
Small Business	15,122	18,768	20,137	17,929	18,100	(19)	(16)	17,991	14,248	26
Personal Lending	4,974	4,922	5,185	5,547	5,912	1	(16)	5,026	6,354	(21)
Total loans	$325,557	331,892	353,081	373,869	379,783	(2)	(14)	$336,743	377,334	(11)
Total deposits	848,419	835,752	789,439	763,177	756,485	2	12	824,752	708,288	16
Allocated capital	48,000	48,000	48,000	48,000	48,000	—	—	48,000	48,000	—

Selected Balance Sheet Data (period-end)
Loans by Line of Business:
Home Lending	$216,649	218,626	230,478	253,942	273,635	(1)	(21)	$216,649	273,635	(21)
Auto	54,472	51,784	50,007	49,072	49,442	5	10	54,472	49,442	10
Credit Card	36,061	34,936	34,246	36,664	36,021	3	—	36,061	36,021	—
Small Business	13,686	16,494	20,820	17,743	17,993	(17)	(24)	13,686	17,993	(24)
Personal Lending	5,050	4,920	4,998	5,375	5,724	3	(12)	5,050	5,724	(12)
Total loans	$325,918	326,760	340,549	362,796	382,815	—	(15)	$325,918	382,815	(15)
Total deposits	858,424	840,434	837,765	784,565	759,425	2	13	858,424	759,425	13
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT (continued)

	Quarter ended					Sep 30, 2021 % Change from		Nine months ended
($ in millions, unless otherwise noted)	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020	Sep 30, 2021	Sep 30, 2020	% Change
Selected Metrics
Consumer Banking and Lending:
Return on allocated capital (1)	19.7%	17.3	17.2	10.7	6.6			18.1%	(1.4)
Efficiency ratio (2)	69	71	72	75	80			71	81
Headcount (#) (period-end)	114,334	116,185	123,547	125,034	131,516	(2)%	(13)	114,334	131,516	(13)%
Retail bank branches (#)	4,796	4,878	4,944	5,032	5,229	(2)	(8)	4,796	5,229	(8)
Digital active customers (# in millions) (3)	32.7	32.6	32.9	32.0	32.0	—	2	32.7	32.0	2
Mobile active customers (# in millions) (3)	27.0	26.8	26.7	26.0	25.9	1	4	27.0	25.9	4

Consumer and Small Business Banking:
Deposit spread (4)	1.5%	1.5	1.6	1.7	1.8			1.5%	1.9
Debit card purchase volume ($ in billions) (5)	$118.6	122.0	108.5	105.3	102.9	(3)	15	$349.1	286.6	22
Debit card purchase transactions (# in millions) (5)	2,515	2,504	2,266	2,297	2,273	—	11	7,285	6,495	12

Home Lending:
Mortgage banking:
Net servicing income	$109	(76)	(123)	(82)	331	243	(67)	$(90)	(78)	(15)
Net gains on mortgage loan originations/sales	1,059	1,234	1,382	1,164	1,213	(14)	(13)	3,675	2,220	66
Total mortgage banking	$1,168	1,158	1,259	1,082	1,544	1	(24)	$3,585	2,142	67

Originations ($ in billions):
Retail	$35.2	36.9	33.6	32.3	32.8	(5)	7	$105.7	86.4	22
Correspondent	16.7	16.3	18.2	21.6	28.8	2	(42)	51.2	82.4	(38)
Total originations	$51.9	53.2	51.8	53.9	61.6	(2)	(16)	$156.9	168.8	(7)

% of originations held for sale (HFS)	60.6%	65.6	75.8	75.2	78.1			67.3%	73.2
Third party mortgage loans serviced (period-end) ($ in billions) (6)	$739.5	769.4	801.0	856.7	917.6	(4)	(19)	$739.5	917.6	(19)
Mortgage servicing rights (MSR) carrying value (period-end)	6,862	6,717	7,536	6,125	6,355	2	8	6,862	6,355	8
Ratio of MSR carrying value (period-end) to third party mortgage loans serviced (period-end) (6)	0.93%	0.87	0.94	0.71	0.69			0.93%	0.69
Home lending loans 30+ days or more delinquency rate (7)(8)	0.45	0.51	0.56	0.64	0.56			0.45	0.56

Credit Card:
Point of sale (POS) volume ($ in billions)	$26.5	25.5	21.1	22.9	21.3	4	24	$73.1	58.7	25
New accounts (# in thousands) (9)	526	323	266	240	212	63	148	1,115	782	43
Credit card loans 30+ days or more delinquency rate (8)	1.40%	1.46	2.01	2.17	1.76			1.40%	1.76

Auto:
Auto originations ($ in billions)	$9.2	8.3	7.0	5.3	5.4	11	70	$24.5	17.5	40
Auto loans 30+ days or more delinquency rate (8)	1.46%	1.30	1.22	1.77	1.67			1.46%	1.67

Personal Lending:
New funded balances	$731	565	413	294	323	29	126	$1,709	1,305	31
(1)Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
(2)Efficiency ratio is segment noninterest expense divided by segment total revenue (net interest income and noninterest income).
(3)Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Digital active customers includes both online and mobile customers.
(4)Deposit spread is (i) the internal funds transfer pricing credit on segment deposits minus interest paid to customers for segment deposits, divided by (ii) average segment deposits.
(5)Debit card purchase volume and transactions reflect combined activity for both consumer and business debit card purchases.
(6)Excludes residential mortgage loans subserviced for others.
(7)Excludes residential mortgage loans insured by the Federal Housing Administration (FHA) or guaranteed by the Department of Veterans Affairs (VA) and loans held for sale.
(8)Beginning in second quarter 2020, customer payment deferral activities instituted in response to the COVID-19 pandemic may have delayed the recognition of delinquencies for those customers who would have otherwise moved into past due status.
(9)Excludes certain private label new account openings.

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT

	Quarter ended					Sep 30, 2021 % Change from		Nine months ended
($ in millions)	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020	Sep 30, 2021	Sep 30, 2020	% Change
Income Statement
Net interest income	$1,231	1,202	1,254	1,439	1,408	2%	(13)	$3,687	4,695	(21)%
Noninterest income:
Deposit-related fees	323	325	317	311	309	(1)	5	965	908	6
Lending-related fees	132	135	136	138	140	(2)	(6)	403	393	3
Lease income	165	173	174	73	186	(5)	(11)	512	573	(11)
Other	225	273	200	292	183	(18)	23	698	353	98
Total noninterest income	845	906	827	814	818	(7)	3	2,578	2,227	16
Total revenue	2,076	2,108	2,081	2,253	2,226	(2)	(7)	6,265	6,922	(9)
Net charge-offs	16	53	39	81	219	(70)	(93)	108	509	(79)
Change in the allowance for credit losses	(351)	(435)	(438)	(12)	120	19	NM	(1,224)	3,166	NM
Provision for credit losses	(335)	(382)	(399)	69	339	12	NM	(1,116)	3,675	NM
Noninterest expense	1,396	1,443	1,630	1,547	1,623	(3)	(14)	4,469	4,776	(6)
Income (loss) before income tax expense (benefit)	1,015	1,047	850	637	264	(3)	284	2,912	(1,529)	290
Income tax expense (benefit)	254	261	212	163	71	(3)	258	727	(371)	296
Less: Net income from noncontrolling interests	2	2	1	2	1	—	100	5	3	67
Net income (loss)	$759	784	637	472	192	(3)	295	$2,180	(1,161)	288

Revenue by Line of Business
Middle Market Banking	$1,165	1,151	1,159	1,149	1,196	1	(3)	$3,475	3,918	(11)
Asset-Based Lending and Leasing	911	957	922	1,104	1,030	(5)	(12)	2,790	3,004	(7)
Total revenue	$2,076	2,108	2,081	2,253	2,226	(2)	(7)	$6,265	6,922	(9)

Revenue by Product
Lending and leasing	$1,190	1,207	1,202	1,262	1,335	(1)	(11)	$3,599	4,170	(14)
Treasury management and payments	713	680	721	733	749	5	(5)	2,114	2,472	(14)
Other	173	221	158	258	142	(22)	22	552	280	97
Total revenue	$2,076	2,108	2,081	2,253	2,226	(2)	(7)	$6,265	6,922	(9)

Selected Metrics
Return on allocated capital	14.5%	15.2	12.3	8.6	2.9			14.0%	(9.0)
Efficiency ratio	67	68	78	69	73			71	69
Headcount (#) (period-end)	18,638	19,647	20,486	20,241	21,900	(5)	(15)	18,638	21,900	(15)
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT (continued)

	Quarter ended					Sep 30, 2021 % Change from		Nine months ended
($ in millions)	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020	Sep 30, 2021	Sep 30, 2020	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$118,039	117,585	120,929	125,525	134,531	—%	(12)	$118,840	149,220	(20)%
Commercial real estate	46,576	47,203	48,574	50,441	52,017	(1)	(10)	47,444	52,818	(10)
Lease financing and other	14,007	13,784	13,640	14,937	15,345	2	(9)	13,812	16,293	(15)
Total loans	$178,622	178,572	183,143	190,903	201,893	—	(12)	$180,096	218,331	(18)

Loans by Line of Business:
Middle Market Banking	$101,523	102,054	104,379	102,692	110,289	(1)	(8)	$102,642	116,258	(12)
Asset-Based Lending and Leasing	77,099	76,518	78,764	88,211	91,604	1	(16)	77,454	102,073	(24)
Total loans	$178,622	178,572	183,143	190,903	201,893	—	(12)	$180,096	218,331	(18)

Total deposits	199,226	192,586	189,364	184,864	178,997	3	11	193,761	176,959	9
Allocated capital	19,500	19,500	19,500	19,500	19,500	—	—	19,500	19,500	—

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$120,203	117,782	119,322	124,253	128,270	2	(6)	$120,203	128,270	(6)
Commercial real estate	46,318	46,905	47,832	49,903	51,297	(1)	(10)	46,318	51,297	(10)
Lease financing and other	14,018	14,218	13,534	14,821	15,180	(1)	(8)	14,018	15,180	(8)
Total loans	$180,539	178,905	180,688	188,977	194,747	1	(7)	$180,539	194,747	(7)

Loans by Line of Business:
Middle Market Banking	$102,279	102,062	102,372	101,193	105,851	—	(3)	$102,279	105,851	(3)
Asset-Based Lending and Leasing	78,260	76,843	78,316	87,784	88,896	2	(12)	78,260	88,896	(12)
Total loans	$180,539	178,905	180,688	188,977	194,747	1	(7)	$180,539	194,747	(7)

Total deposits	204,853	197,461	191,948	188,292	180,948	4	13	204,853	180,948	13

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT

	Quarter ended					Sep 30, 2021 % Change from		Nine months ended
($ in millions)	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020	Sep 30, 2021	Sep 30, 2020	% Change
Income Statement
Net interest income	$1,866	1,783	1,779	1,811	1,714	5%	9	$5,428	5,698	(5)%
Noninterest income:
Deposit-related fees	286	277	266	272	272	3	5	829	790	5
Lending-related fees	196	190	183	178	171	3	15	569	506	12
Investment banking fees	536	580	611	459	428	(8)	25	1,727	1,493	16
Net gains (losses) on trading activities	85	30	331	(28)	374	183	(77)	446	1,218	(63)
Other	416	478	434	462	348	(13)	20	1,328	1,069	24
Total noninterest income	1,519	1,555	1,825	1,343	1,593	(2)	(5)	4,899	5,076	(3)
Total revenue	3,385	3,338	3,604	3,154	3,307	1	2	10,327	10,774	(4)
Net charge-offs	(48)	(19)	37	177	117	NM	NM	(30)	565	NM
Change in the allowance for credit losses	(412)	(482)	(321)	9	(238)	15	(73)	(1,215)	4,195	NM
Provision for credit losses	(460)	(501)	(284)	186	(121)	8	NM	(1,245)	4,760	NM
Noninterest expense	1,797	1,805	1,833	1,798	1,991	—	(10)	5,435	5,905	(8)
Income before income tax expense	2,048	2,034	2,055	1,170	1,437	1	43	6,137	109	NM
Income tax expense	518	513	500	282	355	1	46	1,531	48	NM
Less: Net loss from noncontrolling interests	—	(2)	—	(1)	—	100	NM	(2)	—	NM
Net income	$1,530	1,523	1,555	889	1,082	—	41	$4,608	61	NM

Revenue by Line of Business
Banking:
Lending	$502	474	453	424	422	6	19	$1,429	1,343	6
Treasury Management and Payments	372	353	370	384	395	5	(6)	1,095	1,296	(16)
Investment Banking	367	407	416	348	295	(10)	24	1,190	1,100	8
Total Banking	1,241	1,234	1,239	1,156	1,112	1	12	3,714	3,739	(1)
Commercial Real Estate	942	1,014	912	1,012	855	(7)	10	2,868	2,595	11
Markets:
Fixed Income, Currencies, and Commodities (FICC)	884	888	1,144	889	1,005	—	(12)	2,916	3,425	(15)
Equities	234	206	252	194	312	14	(25)	692	1,010	(31)
Credit Adjustment (CVA/DVA) and Other	58	(16)	36	(67)	62	463	(6)	78	93	(16)
Total Markets	1,176	1,078	1,432	1,016	1,379	9	(15)	3,686	4,528	(19)
Other	26	12	21	(30)	(39)	117	167	59	(88)	167
Total revenue	$3,385	3,338	3,604	3,154	3,307	1	2	$10,327	10,774	(4)

Selected Metrics
Return on allocated capital	16.9%	17.0	17.6	9.4	11.6			17.2%	(0.8)
Efficiency ratio	53	54	51	57	60			53	55
Headcount (#) (period-end)	8,459	8,673	8,249	8,178	8,205	(2)	3	8,459	8,205	3
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT (continued)

	Quarter ended					Sep 30, 2021 % Change from		Nine months ended
($ in millions)	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020	Sep 30, 2021	Sep 30, 2020	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$170,486	167,076	162,290	155,669	165,445	2%	3	$166,647	178,140	(6)%
Commercial real estate	86,809	85,346	83,858	84,175	84,408	2	3	85,349	82,382	4
Total loans	$257,295	252,422	246,148	239,844	249,853	2	3	$251,996	260,522	(3)

Loans by Line of Business:
Banking	$95,911	90,839	86,536	82,413	88,936	6	8	$91,130	97,224	(6)
Commercial Real Estate	110,683	108,893	107,609	107,838	109,482	2	1	109,073	108,428	1
Markets	50,701	52,690	52,003	49,593	51,435	(4)	(1)	51,793	54,870	(6)
Total loans	$257,295	252,422	246,148	239,844	249,853	2	3	$251,996	260,522	(3)
Trading-related assets:
Trading account securities	$112,148	104,743	106,358	108,972	100,193	7	12	$107,771	110,082	(2)
Reverse repurchase agreements/securities borrowed	56,758	62,066	63,965	57,835	68,818	(9)	(18)	60,903	76,069	(20)
Derivative assets	25,191	24,731	27,102	23,604	23,640	2	7	25,668	21,443	20
Total trading-related assets	$194,097	191,540	197,425	190,411	192,651	1	1	$194,342	207,594	(6)
Total assets	524,124	513,414	511,528	495,994	503,627	2	4	516,401	530,082	(3)
Total deposits	189,424	190,810	194,501	205,797	226,129	(1)	(16)	191,560	243,913	(21)
Allocated capital	34,000	34,000	34,000	34,000	34,000	—	—	34,000	34,000	—

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$177,002	166,969	163,808	160,000	157,193	6	13	$177,002	157,193	13
Commercial real estate	86,955	86,290	84,836	84,456	83,920	1	4	86,955	83,920	4
Total loans	$263,957	253,259	248,644	244,456	241,113	4	9	$263,957	241,113	9

Loans by Line of Business:
Banking	$99,683	92,758	88,042	84,640	83,128	7	20	$99,683	83,128	20
Commercial Real Estate	112,050	108,885	108,508	107,207	108,240	3	4	112,050	108,240	4
Markets	52,224	51,616	52,094	52,609	49,745	1	5	52,224	49,745	5
Total loans	$263,957	253,259	248,644	244,456	241,113	4	9	$263,957	241,113	9
Trading-related assets:
Trading account securities	$114,187	108,291	100,586	109,311	100,157	5	14	$114,187	100,157	14
Reverse repurchase agreements/securities borrowed	55,123	57,351	71,282	57,248	61,027	(4)	(10)	55,123	61,027	(10)
Derivative assets	27,096	25,288	24,228	25,916	23,844	7	14	27,096	23,844	14
Total trading-related assets	$196,406	190,930	196,096	192,475	185,028	3	6	$196,406	185,028	6
Total assets	535,385	516,518	512,045	508,518	490,373	4	9	535,385	490,373	9
Total deposits	191,786	188,219	188,920	203,004	212,532	2	(10)	191,786	212,532	(10)

Wells Fargo & Company and Subsidiaries
WEALTH AND INVESTMENT MANAGEMENT SEGMENT

	Quarter ended					Sep 30, 2021 % Change from		Nine months ended
($ in millions, unless otherwise noted)	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020	Sep 30, 2021	Sep 30, 2020	% Change
Income Statement
Net interest income	$637	610	657	714	717	4%	(11)	$1,904	2,274	(16)%
Noninterest income:
Investment advisory and other asset-based fees	2,457	2,382	2,306	2,134	2,043	3	20	7,145	5,951	20
Commissions and brokerage services fees	458	513	555	518	497	(11)	(8)	1,526	1,560	(2)
Other	66	31	26	81	33	113	100	123	(19)	747
Total noninterest income	2,981	2,926	2,887	2,733	2,573	2	16	8,794	7,492	17
Total revenue	3,618	3,536	3,544	3,447	3,290	2	10	10,698	9,766	10
Net charge-offs	(3)	(6)	—	(3)	(2)	50	(50)	(9)	—	NM
Change in the allowance for credit losses	(70)	30	(43)	(1)	(8)	NM	NM	(83)	253	NM
Provision for credit losses	(73)	24	(43)	(4)	(10)	NM	NM	(92)	253	NM
Noninterest expense	2,917	2,891	3,028	2,770	2,742	1	6	8,836	8,142	9
Income before income tax expense	774	621	559	681	558	25	39	1,954	1,371	43
Income tax expense	195	156	140	171	139	25	40	491	343	43
Net income	$579	465	419	510	419	25	38	$1,463	1,028	42

Selected Metrics
Return on allocated capital	25.7%	20.7	18.9	22.6	18.4			21.8%	15.1
Efficiency ratio	81	82	85	80	83			83	83
Headcount (#) (period-end)	26,112	26,989	27,993	28,306	28,996	(3)	(10)	26,112	28,996	(10)
Advisory assets ($ in billions)	$920	931	885	853	779	(1)	18	$920	779	18
Other brokerage assets and deposits ($ in billions)	1,171	1,212	1,177	1,152	1,076	(3)	9	1,171	1,076	9
Total client assets ($ in billions)	$2,091	2,143	2,062	2,005	1,855	(2)	13	$2,091	1,855	13
Annualized revenue per advisor ($ in thousands) (1)	1,141	1,084	1,058	1,010	940	5	21	1,094	916	19
Total financial and wealth advisors (#) (period-end)	12,552	12,819	13,277	13,513	13,793	(2)	(9)	12,552	13,793	(9)

Selected Balance Sheet Data (average)
Total loans	$82,785	81,784	80,839	80,109	79,001	1	5	$81,810	78,327	4
Total deposits	176,570	174,980	173,678	169,815	169,441	1	4	175,087	160,012	9
Allocated capital	8,750	8,750	8,750	8,750	8,750	—	—	8,750	8,750	—

Selected Balance Sheet Data (period-end)
Total loans	82,824	82,783	81,175	80,785	79,472	—	4	82,824	79,472	4
Total deposits	177,809	174,267	175,999	175,483	168,132	2	6	177,809	168,132	6
NM – Not meaningful
(1)Represents annualized segment total revenue divided by average total financial and wealth advisors for the period.

Wells Fargo & Company and Subsidiaries
CORPORATE (1)

	Quarter ended					Sep 30, 2021 % Change from		Nine months ended
($ in millions, unless otherwise noted)	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020	Sep 30, 2021	Sep 30, 2020	% Change
Income Statement
Net interest income	$(427)	(304)	(390)	(230)	(268)	(40)%	(59)	$(1,121)	671	NM
Noninterest income	1,752	3,327	1,417	1,692	1,921	(47)	(9)	6,496	3,224	101%
Total revenue	1,325	3,023	1,027	1,462	1,653	(56)	(20)	5,375	3,895	38
Net charge-offs	(10)	(8)	77	(3)	28	(25)	NM	59	169	(65)
Change in the allowance for credit losses	1	(26)	20	(778)	(107)	104	101	(5)	140	NM
Provision for credit losses	(9)	(34)	97	(781)	(79)	74	89	54	309	(83)
Noninterest expense	1,140	1,000	1,231	2,246	1,528	14	(25)	3,371	3,470	(3)
Income (loss) before income tax expense (benefit)	194	2,057	(301)	(3)	204	(91)	(5)	1,950	116	NM
Income tax expense (benefit)	110	223	(275)	(59)	(632)	(51)	117	58	(611)	109
Less: Net income from noncontrolling interests	281	704	53	200	184	(60)	53	1,038	81	NM
Net income (loss)	$(197)	1,130	(79)	(144)	652	NM	NM	$854	646	32

Selected Metrics
Headcount (#) (period-end) (2)	86,328	87,702	84,238	86,772	84,314	(2)	2	86,328	84,314	2
Wells Fargo Asset Management assets under management ($ in billions)	$588	603	590	603	607	(2)	(3)	$588	607	(3)

Selected Balance Sheet Data (average)
Cash, cash equivalents, and restricted cash	$250,414	255,043	222,799	221,357	215,342	(2)	16	$242,853	170,682	42
Available-for-sale debt securities	172,035	185,396	200,421	207,008	211,180	(7)	(19)	185,847	226,356	(18)
Held-to-maturity debt securities	260,167	237,788	217,346	191,123	175,748	9	48	238,591	166,588	43
Equity securities	13,254	11,499	10,904	10,201	12,034	15	10	11,894	13,198	(10)
Total loans	9,765	10,077	10,228	14,979	21,178	(3)	(54)	10,021	21,404	(53)
Total assets	762,067	754,629	727,628	712,602	702,662	1	8	748,236	662,709	13
Total deposits	37,302	41,696	46,490	56,447	67,976	(11)	(45)	41,796	85,466	(51)

Selected Balance Sheet Data (period-end)
Cash, cash equivalents, and restricted cash	$241,423	248,784	257,887	235,262	220,026	(3)	10	$241,423	220,026	10
Available-for-sale debt securities	173,237	177,923	188,724	208,694	208,543	(3)	(17)	173,237	208,543	(17)
Held-to-maturity debt securities	261,583	260,054	231,352	204,858	181,744	1	44	261,583	181,744	44
Equity securities	14,022	13,142	11,093	10,305	11,010	7	27	14,022	11,010	27
Total loans	9,589	10,593	10,516	10,623	21,935	(9)	(56)	9,589	21,935	(56)
Total assets	751,155	761,915	753,899	728,667	696,424	(1)	8	751,155	696,424	8
Total deposits	37,507	40,091	42,487	53,037	62,178	(6)	(40)	37,507	62,178	(40)
NM – Not meaningful
(1)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and affiliated venture capital and private equity businesses. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company, as well as previously divested businesses.
(2)Beginning in first quarter 2021, employees who were notified of displacement remained as headcount in their respective operating segment rather than included in Corporate.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED LOANS OUTSTANDING – PERIOD-END BALANCES, AVERAGE BALANCES, AND AVERAGE INTEREST RATES

	Quarter ended					Sep 30, 2021 $ Change from
($ in millions)	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020
Period-End Loans
Commercial and industrial	$326,425	317,618	319,055	318,805	320,913	8,807	5,512
Real estate mortgage	121,985	120,678	121,198	121,720	121,910	1,307	75
Real estate construction	21,129	22,406	21,533	21,805	22,519	(1,277)	(1,390)
Lease financing	15,398	15,720	15,734	16,087	16,947	(322)	(1,549)
Total commercial	484,937	476,422	477,520	478,417	482,289	8,515	2,648
Residential mortgage – first lien	242,935	244,371	254,363	276,674	294,990	(1,436)	(52,055)
Residential mortgage – junior lien	18,026	19,637	21,308	23,286	25,162	(1,611)	(7,136)
Credit card	36,061	34,936	34,246	36,664	36,021	1,125	40
Auto	53,827	51,073	49,210	48,187	48,450	2,754	5,377
Other consumer	27,041	25,861	24,925	24,409	33,170	1,180	(6,129)
Total consumer	377,890	375,878	384,052	409,220	437,793	2,012	(59,903)
Total loans	$862,827	852,300	861,572	887,637	920,082	10,527	(57,255)

Average Loans
Commercial and industrial	$319,426	318,917	318,311	315,924	335,046	509	(15,620)
Real estate mortgage	121,453	120,526	120,734	121,228	123,391	927	(1,938)
Real estate construction	21,794	22,015	21,755	22,559	22,216	(221)	(422)
Lease financing	15,492	15,565	15,799	16,757	17,091	(73)	(1,599)
Total commercial	478,165	477,023	476,599	476,468	497,744	1,142	(19,579)
Residential mortgage – first lien	243,201	247,815	266,251	287,361	290,607	(4,614)	(47,406)
Residential mortgage – junior lien	18,809	20,457	22,321	24,210	26,018	(1,648)	(7,209)
Credit card	35,407	34,211	35,205	36,135	35,965	1,196	(558)
Auto	52,370	50,014	48,680	48,033	48,718	2,356	3,652
Other consumer	26,072	25,227	24,383	27,497	32,656	845	(6,584)
Total consumer	375,859	377,724	396,840	423,236	433,964	(1,865)	(58,105)
Total loans	$854,024	854,747	873,439	899,704	931,708	(723)	(77,684)

Average Interest Rates
Commercial and industrial	2.44%	2.52	2.47	2.50	2.46
Real estate mortgage	2.67	2.74	2.73	2.81	2.81
Real estate construction	3.10	3.08	3.10	3.13	3.13
Lease financing	4.45	4.49	4.62	6.57	3.72
Total commercial	2.60	2.66	2.63	2.74	2.61
Residential mortgage – first lien	3.12	3.16	3.11	3.12	3.24
Residential mortgage – junior lien	4.11	4.13	4.13	4.16	4.13
Credit card	11.47	11.48	11.90	11.80	11.70
Auto	4.44	4.52	4.66	4.82	4.90
Other consumer	3.70	3.70	3.87	4.55	5.25
Total consumer	4.18	4.18	4.18	4.20	4.33
Total loans	3.29%	3.33	3.34	3.43	3.41

Wells Fargo & Company and Subsidiaries
NET LOAN CHARGE-OFFS

	Quarter ended
	Sep 30, 2021		Jun 30, 2021		Mar 31, 2021		Dec 31, 2020		Sep 30, 2020		Sep 30, 2021 $ Change from
($ in millions)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Jun 30, 2021	Sep 30, 2020
By product:
Commercial:
Commercial and industrial	$46	0.06%	$81	0.10%	$88	0.11%	$111	0.14%	$274	0.33%	$(35)	(228)
Real estate mortgage	(10)	(0.03)	(5)	(0.02)	46	0.16	162	0.53	56	0.18	(5)	(66)
Real estate construction	1	—	(1)	—	—	—	—	—	(2)	(0.03)	2	3
Lease financing	1	0.03	5	0.12	15	0.40	35	0.83	28	0.66	(4)	(27)
Total commercial	38	0.03	80	0.07	149	0.13	308	0.26	356	0.29	(42)	(318)
Consumer:
Residential mortgage – first lien	(14)	(0.02)	(19)	(0.03)	(24)	(0.04)	(3)	—	(1)	—	5	(13)
Residential mortgage – junior lien	(28)	(0.61)	(31)	(0.60)	(19)	(0.35)	(24)	(0.39)	(14)	(0.22)	3	(14)
Credit card	158	1.77	256	3.01	236	2.71	190	2.09	245	2.71	(98)	(87)
Auto	26	0.20	45	0.35	52	0.44	51	0.43	31	0.25	(19)	(5)
Other consumer	79	1.22	50	0.80	119	1.97	62	0.88	66	0.80	29	13
Total consumer	221	0.23	301	0.32	364	0.37	276	0.26	327	0.30	(80)	(106)
Total net charge-offs	$259	0.12%	$381	0.18%	$513	0.24%	$584	0.26%	$683	0.29%	$(122)	(424)
By segment:
Consumer Banking and Lending	$302	0.37%	$359	0.43%	$370	0.42%	$332	0.35%	$369	0.39%	$(57)	(67)
Commercial Banking	16	0.04	50	0.11	39	0.09	81	0.17	175	0.34	(34)	(159)
Corporate and Investing Banking	(48)	(0.07)	(18)	(0.03)	36	0.06	177	0.29	117	0.19	(30)	(165)
Wealth and Investment Management	(3)	(0.01)	(3)	(0.01)	—	—	(3)	(0.01)	(2)	(0.01)	—	(1)
Corporate	(8)	(0.33)	(7)	(0.28)	68	2.70	(3)	(0.08)	24	0.45	(1)	(32)
Total net charge-offs	$259	0.12%	$381	0.18%	$513	0.24%	$584	0.26%	$683	0.29%	$(122)	(424)
(1)Quarterly net charge-offs (recoveries) as a percentage of average loans are annualized.

Wells Fargo & Company and Subsidiaries
CHANGES IN ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Quarter ended					Sep 30, 2021 $ Change from		Nine months ended Sep 30,
(in millions)	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020	2021	2020	$ Change
Balance, beginning of period	$16,391	18,043	19,713	20,471	20,436	(1,652)	(4,045)	19,713	10,456	9,257
Cumulative effect from change in accounting policies (1)	—	—	—	—	—	—	—	—	(1,337)	1,337
Allowance for purchased credit-deteriorated (PCD) loans (2)	—	—	—	—	—	—	—	—	8	(8)
Balance, beginning of period, adjusted	16,391	18,043	19,713	20,471	20,436	(1,652)	(4,045)	19,713	9,127	10,586
Provision for credit losses	(1,387)	(1,239)	(1,117)	(144)	751	(148)	(2,138)	(3,743)	14,149	(17,892)
Interest income on certain loans (3)	(35)	(36)	(41)	(36)	(41)	1	6	(112)	(117)	5
Net loan charge-offs:
Commercial:
Commercial and industrial	(46)	(81)	(88)	(111)	(274)	35	228	(215)	(1,128)	913
Real estate mortgage	10	5	(46)	(162)	(56)	5	66	(31)	(121)	90
Real estate construction	(1)	1	—	—	2	(2)	(3)	—	19	(19)
Lease financing	(1)	(5)	(15)	(35)	(28)	4	27	(21)	(52)	31
Total commercial	(38)	(80)	(149)	(308)	(356)	42	318	(267)	(1,282)	1,015
Consumer:
Residential mortgage – first lien	14	19	24	3	1	(5)	13	57	2	55
Residential mortgage – junior lien	28	31	19	24	14	(3)	14	78	31	47
Credit card	(158)	(256)	(236)	(190)	(245)	98	87	(650)	(949)	299
Auto	(26)	(45)	(52)	(51)	(31)	19	5	(123)	(219)	96
Other consumer	(79)	(50)	(119)	(62)	(66)	(29)	(13)	(248)	(288)	40
Total consumer	(221)	(301)	(364)	(276)	(327)	80	106	(886)	(1,423)	537
Net loan charge-offs	(259)	(381)	(513)	(584)	(683)	122	424	(1,153)	(2,705)	1,552
Other	(5)	4	1	6	8	(9)	(13)	—	17	(17)
Balance, end of period	$14,705	16,391	18,043	19,713	20,471	(1,686)	(5,766)	14,705	20,471	(5,766)
Components:
Allowance for loan losses	$13,517	15,148	16,928	18,516	19,463	(1,631)	(5,946)	13,517	19,463	(5,946)
Allowance for unfunded credit commitments	1,188	1,243	1,115	1,197	1,008	(55)	180	1,188	1,008	180
Allowance for credit losses for loans	$14,705	16,391	18,043	19,713	20,471	(1,686)	(5,766)	14,705	20,471	(5,766)
Ratio of allowance for loan losses to total net loan charge-offs (annualized)	13.14x	9.93	8.13	7.97	7.16			8.77	5.39
Allowance for loan losses as a percentage of:
Total loans	1.57%	1.78	1.96	2.09	2.12			1.57	2.12
Nonaccrual loans	192	205	210	212	243			192	243
Allowance for credit losses for loans as a percentage of:
Total loans	1.70	1.92	2.09	2.22	2.22			1.70	2.22
Nonaccrual loans	208	222	224	226	255			208	255
(1)Represents the overall decrease in our allowance for credit losses for loans as a result of our adoption of Accounting Standards Update (ASU) 2016-13, Financial Instruments – Credit Losses (CECL), on January 1, 2020.
(2)Represents the allowance for credit losses for purchased credit-impaired (PCI) loans that automatically became PCD loans with the adoption of ASU 2016-13.
(3)Loans with an allowance for credit losses measured by discounting expected cash flows using the loan’s effective interest rate over the remaining life of the loan recognize changes in the allowance for credit losses attributable to the passage of time as interest income.

Wells Fargo & Company and Subsidiaries
ALLOCATION OF ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Sep 30, 2021		Jun 30, 2021		Mar 31, 2021		Dec 31, 2020		Sep 30, 2020
($ in millions)	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class
By product:
Commercial:
Commercial and industrial	$5,193	1.59%	$5,640	1.78%	$6,512	2.04%	$7,230	2.27%	$7,845	2.44%
Real estate mortgage	2,422	1.99	2,884	2.39	3,156	2.60	3,167	2.60	2,517	2.06
Real estate construction	470	2.22	530	2.37	410	1.90	410	1.88	521	2.31
Lease financing	480	3.12	516	3.28	604	3.84	709	4.41	659	3.89
Total commercial	8,565	1.77	9,570	2.01	10,682	2.24	11,516	2.41	11,542	2.39
Consumer:
Residential mortgage - first lien	1,197	0.49	1,283	0.53	1,202	0.47	1,600	0.58	1,519	0.51
Residential mortgage - junior lien	201	1.12	320	1.63	428	2.01	653	2.80	710	2.82
Credit card	3,356	9.31	3,663	10.48	4,082	11.92	4,082	11.13	4,082	11.33
Auto	901	1.67	1,026	2.01	1,108	2.25	1,230	2.55	1,225	2.53
Other consumer	485	1.79	529	2.05	541	2.17	632	2.59	1,393	4.20
Total consumer	6,140	1.62	6,821	1.81	7,361	1.92	8,197	2.00	8,929	2.04
Total allowance for credit losses for loans	$14,705	1.70%	$16,391	1.92%	$18,043	2.09%	$19,713	2.22%	$20,471	2.22%
By segment:
Consumer Banking and Lending	$7,194	2.21%	$8,035	2.46%	$8,782	2.58%	$9,593	2.64%	$9,593	2.51%
Commercial Banking	3,334	1.85	3,692	2.06	4,138	2.29	4,586	2.43	4,586	2.35
Corporate and Investing Banking	3,900	1.48	4,318	1.70	4,798	1.93	5,155	2.11	5,155	2.14
Wealth and Investment Management	292	0.35	362	0.44	332	0.41	375	0.46	375	0.47
Corporate	(15)	(0.16)	(16)	(0.15)	(7)	(0.07)	4	0.04	762	3.47
Total allowance for credit losses for loans	$14,705	1.70%	$16,391	1.92%	$18,043	2.09%	$19,713	2.22%	$20,471	2.22%

Wells Fargo & Company and Subsidiaries
NONPERFORMING ASSETS (NONACCRUAL LOANS AND FORECLOSED ASSETS)

	Sep 30, 2021		Jun 30, 2021		Mar 31, 2021		Dec 31, 2020		Sep 30, 2020		Sep 30, 2021 $ Change from
($ in millions)	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Jun 30, 2021	Sep 30, 2020
By product:
Nonaccrual loans:
Commercial:
Commercial and industrial	$1,274	0.39%	$1,691	0.53%	$2,223	0.70%	$2,698	0.85%	$2,834	0.88%	$(417)	(1,560)
Real estate mortgage	1,538	1.26	1,598	1.32	1,703	1.41	1,774	1.46	1,343	1.10	(60)	195
Real estate construction	20	0.09	45	0.20	55	0.26	48	0.22	34	0.15	(25)	(14)
Lease financing	188	1.22	215	1.37	249	1.58	259	1.61	187	1.10	(27)	1
Total commercial	3,020	0.62	3,549	0.74	4,230	0.89	4,779	1.00	4,398	0.91	(529)	(1,378)
Consumer:
Residential mortgage – first lien (1)	3,093	1.27	2,852	1.17	2,859	1.12	2,957	1.07	2,641	0.90	241	452
Residential mortgage – junior lien (1)	702	3.89	713	3.63	747	3.51	754	3.24	767	3.05	(11)	(65)
Auto	206	0.38	221	0.43	181	0.37	202	0.42	176	0.36	(15)	30
Other consumer	37	0.14	36	0.14	38	0.15	36	0.15	40	0.12	1	(3)
Total consumer	4,038	1.07	3,822	1.02	3,825	1.00	3,949	0.97	3,624	0.83	216	414
Total nonaccrual loans	7,058	0.82	7,371	0.86	8,055	0.93	8,728	0.98	8,022	0.87	(313)	(964)
Foreclosed assets	121		129		140		159		156		(8)	(35)
Total nonperforming assets	$7,179	0.83%	$7,500	0.88%	$8,195	0.95%	$8,887	1.00%	$8,178	0.89%	$(321)	(999)
By segment:
Consumer Banking and Lending	$3,955	1.21%	$3,730	1.14%	$3,763	1.10%	$3,895	1.07%	$3,625	0.95%	$225	330
Commercial Banking	1,827	1.01	2,096	1.17	2,511	1.39	2,511	1.33	1,899	0.98	(269)	(72)
Corporate and Investing Banking	1,073	0.41	1,310	0.52	1,618	0.65	2,198	0.90	2,402	1.00	(237)	(1,329)
Wealth and Investment Management	324	0.39	364	0.44	294	0.36	262	0.32	224	0.28	(40)	100
Corporate	—	—	—	—	9	0.09	21	0.20	28	0.13	—	(28)
Total nonperforming assets	$7,179	0.83%	$7,500	0.88%	$8,195	0.95%	$8,887	1.00%	$8,178	0.89%	$(321)	(999)
(1)Residential mortgage loans predominantly insured by the Federal Housing Administration (FHA) or guaranteed by the Department of Veterans Affairs (VA) are not placed on nonaccrual status because they are insured or guaranteed.

Wells Fargo & Company and Subsidiaries
COMMERCIAL AND INDUSTRIAL LOANS AND LEASE FINANCING BY INDUSTRY

	Sep 30, 2021				Jun 30, 2021				Sep 30, 2020
($ in millions)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)
Financials except banks	$140	134,060	16%	$227,615	$154	124,759	15%	$215,207	$204	108,597	12%	$193,838
Technology, telecom and media	75	21,226	2	60,607	65	20,669	2	59,245	100	24,517	3	56,417
Real estate and construction	87	20,900	2	51,882	136	22,488	3	54,354	287	24,959	3	52,995
Equipment, machinery and parts manufacturing	29	17,503	2	43,111	41	16,833	2	40,174	95	19,586	2	40,649
Retail	36	17,181	2	40,071	44	16,726	2	39,732	149	19,243	2	42,250
Materials and commodities	40	13,225	2	35,454	19	13,033	2	35,232	48	13,188	1	35,885
Food and beverage manufacturing	7	12,637	1	30,898	9	11,955	1	29,460	30	12,051	1	28,597
Health care and pharmaceuticals	28	12,821	1	29,960	26	13,484	2	29,259	163	16,074	2	32,304
Oil, gas and pipelines	280	8,725	1	28,988	486	9,186	1	28,785	1,188	11,138	1	31,344
Auto related	56	9,290	1	24,881	63	9,873	1	25,036	24	12,031	1	25,240
Commercial services	77	9,537	1	24,328	76	10,018	1	23,965	145	10,618	1	24,467
Utilities	67	7,025	*	21,972	67	7,136	*	21,615	9	5,922	*	19,315
Diversified or miscellaneous	4	6,792	*	18,608	27	6,309	*	17,108	16	4,965	*	14,043
Entertainment and recreation	26	8,451	*	16,764	68	7,612	*	15,540	85	9,643	1	16,849
Transportation services	431	8,319	*	15,951	492	8,566	1	16,866	390	10,216	1	16,642
Banks	—	15,444	2	15,815	—	14,839	2	15,290	—	12,975	1	13,982
Insurance and fiduciaries	1	4,071	*	18,105	1	4,371	*	19,233	2	3,463	*	14,814
Agribusiness	51	5,333	*	11,082	57	5,402	*	11,221	40	6,829	*	12,419
Government and education	4	5,303	*	10,941	4	5,033	*	10,793	10	5,413	*	11,691
Other	23	3,980	*	19,050	71	5,046	*	19,693	36	6,432	2	13,946
Total	$1,462	341,823	40%	$746,083	$1,906	333,338	39%	$727,808	$3,021	337,860	37%	$697,687
*Less than 1%.
(1)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit.

Wells Fargo & Company and Subsidiaries
COMMERCIAL REAL ESTATE LOANS BY PROPERTY TYPE

	Sep 30, 2021				Jun 30, 2021				Sep 30, 2020
($ in millions)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding	% of total loans	Total commitments (1)
Office buildings	$167	36,206	4%	$41,932	$148	36,271	4%	$42,072	$280	37,347	4%	$42,855
Apartments	14	28,948	3	37,988	27	28,853	3	36,462	30	27,435	3	35,038
Industrial/warehouse	97	17,758	2	20,758	90	17,077	2	19,948	77	17,730	2	19,887
Retail (excluding shopping center)	141	13,116	2	13,789	233	13,233	2	13,947	172	14,053	2	14,603
Hotel/motel	297	12,113	1	12,529	361	12,271	1	12,706	159	12,288	1	13,038
Shopping center	593	10,712	1	11,321	509	10,913	1	11,581	408	11,732	1	12,422
Institutional	64	7,184	*	9,037	74	6,908	*	8,213	95	6,215	*	7,667
Mixed use properties	94	6,233	*	7,360	98	6,244	*	7,280	91	6,217	*	7,434
Collateral pool	—	3,095	*	3,770	—	3,138	*	3,770	—	2,850	*	3,420
1-4 family structure	—	1,336	*	3,176	—	1,356	*	3,307	—	1,523	*	3,517
Other	91	6,413	*	7,708	103	6,820	*	8,852	65	7,039	*	8,995
Total	$1,558	143,114	17%	$169,368	$1,643	143,084	17%	$168,138	$1,377	144,429	16%	$168,876
*Less than 1%.
(1)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on nonmarketable equity securities, net of applicable deferred taxes. The ratios are (i) tangible book value per common share, which represents tangible common equity divided by common shares outstanding; and (ii) return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that tangible book value per common share and return on average tangible common equity, which utilize tangible common equity, are useful financial measures because they enable management, investors, and others to assess the Company’s use of equity.

The tables below provide a reconciliation of these non-GAAP financial measures to GAAP financial measures.

							Sep 30, 2021 % Change from
(in millions, except ratios)		Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020
Tangible book value per common share:
Total equity		$191,071	193,127	188,034	185,712	181,727	(1)%	5
Adjustments:
Preferred stock		(20,270)	(20,820)	(21,170)	(21,136)	(21,098)	3	4
Additional paid-in capital on preferred stock		120	136	139	152	159	(12)	(25)
Unearned ESOP shares		875	875	875	875	875	—	—
Noncontrolling interests		(2,043)	(1,865)	(1,130)	(1,033)	(859)	(10)	NM
Total common stockholders' equity	(A)	169,753	171,453	166,748	164,570	160,804	(1)	6
Adjustments:
Goodwill		(26,191)	(26,194)	(26,290)	(26,392)	(26,387)	—	1
Certain identifiable intangible assets (other than MSRs)		(281)	(301)	(322)	(342)	(366)	7	23
Goodwill and other intangibles on nonmarketable equity securities (included in other assets)		(2,120)	(2,256)	(2,300)	(1,965)	(2,019)	6	(5)
Applicable deferred taxes related to goodwill and other intangible assets (1)		886	875	866	856	842	1	5
Tangible common equity	(B)	$142,047	143,577	138,702	136,727	132,874	(1)	7
Common shares outstanding	(C)	3,996.9	4,108.0	4,141.1	4,144.0	4,132.5	(3)	(3)
Book value per common share	(A)/(C)	$42.47	41.74	40.27	39.71	38.91	2	9
Tangible book value per common share	(B)/(C)	35.54	34.95	33.49	32.99	32.15	2	11
NM - Not meaningful

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY (continued)

		Quarter ended					Sep 30, 2021 % Change from		Nine months ended
(in millions, except ratios)		Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020	Sep 30, 2021	Sep 30, 2020	% Change
Return on average tangible common equity:
Net income applicable to common stock	(A)	$4,787	5,743	4,256	2,741	2,901	(17)%	65%	$14,786	(955)	NM
Average total equity		194,041	190,968	189,074	185,444	181,377	2	7	191,379	184,435	4%
Adjustments:
Preferred stock		(21,403)	(21,108)	(21,840)	(21,223)	(21,098)	(1)	(1)	(21,449)	(21,411)	—
Additional paid-in capital on preferred stock		145	138	145	156	158	5	(8)	143	145	(1)
Unearned ESOP shares		875	875	875	875	875	—	—	875	1,052	(17)
Noncontrolling interests		(1,845)	(1,313)	(1,115)	(887)	(761)	(41)	NM	(1,427)	(730)	95
Average common stockholders’ equity	(B)	171,813	169,560	167,139	164,365	160,551	1	7	169,521	163,491	4
Adjustments:
Goodwill		(26,192)	(26,213)	(26,383)	(26,390)	(26,388)	—	1	(26,262)	(26,386)	—
Certain identifiable intangible assets (other than MSRs)		(290)	(310)	(330)	(354)	(378)	6	23	(310)	(401)	(23)
Goodwill and other intangibles on nonmarketable equity securities (included in other assets)		(2,169)	(2,208)	(2,217)	(1,889)	(2,045)	2	(6)	(2,198)	(2,040)	8
Applicable deferred taxes related to goodwill and other intangible assets (1)		882	873	863	852	838	1	5	873	828	5
Average tangible common equity	(C)	$144,044	141,702	139,072	136,584	132,578	2	9	$141,624	135,492	5
Return on average common stockholders’ equity (ROE) (annualized)	(A)/(B)	11.1%	13.6	10.3	6.6	7.2			11.7%	(0.8)
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	13.2	16.3	12.4	8.0	8.7			14.0	(0.9)
NM – Not meaningful
(1)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period end.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – STANDARDIZED APPROACH (1)

		Estimated					Sep 30, 2021 % Change from
(in billions, except ratios)		Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020
Total equity (2)		$191.1	193.1	188.0	185.7	181.7	(1)%	5
Effect of accounting policy changes (2)		—	—	0.3	0.2	0.3
Total equity (as reported)		191.1	193.1	188.3	185.9	182.0	(1)	5
Adjustments:
Preferred stock		(20.3)	(20.8)	(21.2)	(21.1)	(21.1)	3	4
Additional paid-in capital on preferred stock		0.1	0.2	0.2	0.1	0.2	(49)	(25)
Unearned ESOP shares		0.9	0.9	0.9	0.9	0.9	—	—
Noncontrolling interests		(2.0)	(1.9)	(1.1)	(1.0)	(0.9)	(10)	NM
Total common stockholders' equity		169.8	171.5	167.1	164.8	161.1	(1)	5
Adjustments:
Goodwill		(26.2)	(26.2)	(26.3)	(26.4)	(26.4)	—	1
Certain identifiable intangible assets (other than MSRs)		(0.3)	(0.3)	(0.3)	(0.3)	(0.4)	7	23
Goodwill and other intangibles on nonmarketable equity securities (included in other assets)		(2.1)	(2.3)	(2.3)	(2.0)	(2.0)	6	(5)
Applicable deferred taxes related to goodwill and other intangible assets (3)		0.9	0.9	0.9	0.9	0.8	1	5
CECL transition provision (4)		0.5	0.9	1.3	1.7	1.9	(47)	(75)
Other		(1.0)	(1.1)	(0.7)	(0.4)	(0.1)	8	NM
Common Equity Tier 1	(A)	141.6	143.4	139.7	138.3	134.9	(1)	5
Preferred stock		20.3	20.8	21.2	21.1	21.1	(3)	(4)
Additional paid-in capital on preferred stock		(0.1)	(0.2)	(0.2)	(0.1)	(0.2)	50	50
Unearned ESOP shares		(0.9)	(0.9)	(0.9)	(0.9)	(0.9)	—	3
Other		(0.3)	(0.1)	(0.1)	(0.2)	(0.2)	NM	(39)
Total Tier 1 capital	(B)	160.6	163.0	159.7	158.2	154.7	(1)	4
Long-term debt and other instruments qualifying as Tier 2		22.8	23.2	23.8	24.4	25.0	(2)	(9)
Qualifying allowance for credit losses (5)		14.6	14.3	14.1	14.1	14.1	2	3
Other		(0.4)	(0.5)	(0.2)	(0.1)	(0.1)	9	NM
Effect of Basel III transition requirements		—	—	0.1	0.1	0.1	4	(80)
Total qualifying capital (Basel III transition requirements)	(C)	$197.6	200.1	197.5	196.7	193.8	(1)	2

Total risk-weighted assets (RWAs)	(D)	$1,219.1	1,188.7	1,179.0	1,193.7	1,185.6	3	3

Common Equity Tier 1 to total RWAs	(A)/(D)	11.6%	12.1	11.8	11.6	11.4
Tier 1 capital to total RWAs	(B)/(D)	13.2	13.7	13.5	13.3	13.1
Total capital to total RWAs	(C)/(D)	16.2	16.8	16.8	16.5	16.3
NM – Not meaningful
(1)The Basel III capital rules for calculating CET1 and tier 1 capital, along with RWAs, are fully phased-in. However, the requirements for determining total capital are in accordance with transition requirements and are scheduled to be fully phased-in beginning January 1, 2022. The Basel III capital rules provide for two capital frameworks: the Standardized Approach and the Advanced Approach applicable to certain institutions. Accordingly, in the assessment of our capital adequacy, we must report the lower of our CET1, tier 1 and total capital ratios calculated under the Standardized Approach and under the Advanced Approach.
(2)In second quarter 2021, we elected to change our accounting method for low-income housing tax credit (LIHTC) investments. We also elected to change the presentation of investment tax credits related to solar energy investments. Prior period total equity was revised to conform with the current period presentation. Prior period risk-based capital and certain other regulatory related metrics were not revised.
(3)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period end.
(4)In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out of the benefits. The impact of the CECL transition provision on our regulatory capital at September 30, 2021, was an increase in capital of $463 million, reflecting a $991 million (post-tax) increase in capital recognized upon our initial adoption of CECL, offset by 25% of the $5.8 billion increase in our ACL under CECL from January 1, 2020, through September 30, 2021.
(5)Under the Standardized Approach, the allowance for credit losses is includable in Tier 2 Capital up to 1.25% of Standardized credit RWAs with any excess allowance for credit losses deducted from total RWAs.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III – ADVANCED APPROACH (1)

		Estimated					Sep 30, 2021 % Change from
(in billions, except ratios)		Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020
Total equity (2)		$191.1	193.1	188.0	185.7	181.7	(1)%	5
Effect of accounting policy changes (2)		—	—	0.3	0.2	0.3
Total equity (as reported)		191.1	193.1	188.3	185.9	182.0	(1)	5
Adjustments:
Preferred stock		(20.3)	(20.8)	(21.2)	(21.1)	(21.1)	3	4
Additional paid-in capital on preferred stock		0.1	0.2	0.2	0.1	0.2	(49)	(25)
Unearned ESOP shares		0.9	0.9	0.9	0.9	0.9	—	—
Noncontrolling interests		(2.0)	(1.9)	(1.1)	(1.0)	(0.9)	(10)	NM
Total common stockholders' equity		169.8	171.5	167.1	164.8	161.1	(1)	5
Adjustments:
Goodwill		(26.2)	(26.2)	(26.3)	(26.4)	(26.4)	—	1
Certain identifiable intangible assets (other than MSRs)		(0.3)	(0.3)	(0.3)	(0.3)	(0.4)	7	23
Goodwill and other intangibles on nonmarketable equity securities (included in other assets)		(2.1)	(2.3)	(2.3)	(2.0)	(2.0)	6	(5)
Applicable deferred taxes related to goodwill and other intangible assets (3)		0.9	0.9	0.9	0.9	0.8	1	5
CECL transition provision (4)		0.5	0.9	1.3	1.7	1.9	(47)	(75)
Other		(1.0)	(1.1)	(0.7)	(0.4)	(0.1)	8	NM
Common Equity Tier 1	(A)	141.6	143.4	139.7	138.3	134.9	(1)	5
Preferred stock		20.3	20.8	21.2	21.1	21.1	(3)	(4)
Additional paid-in capital on preferred stock		(0.1)	(0.2)	(0.2)	(0.1)	(0.2)	50	50
Unearned ESOP shares		(0.9)	(0.9)	(0.9)	(0.9)	(0.9)	—	3
Other		(0.3)	(0.1)	(0.1)	(0.2)	(0.2)	NM	(55)
Total Tier 1 capital	(B)	160.6	163.0	159.7	158.2	154.7	(1)	4
Long-term debt and other instruments qualifying as Tier 2		22.8	23.2	23.8	24.4	25.0	(2)	(9)
Qualifying allowance for credit losses (5)		4.4	4.3	4.2	4.4	4.5	2	(3)
Other		(0.4)	(0.4)	(0.3)	(0.2)	(0.1)	(16)	NM
Effect of Basel III transition requirements		—	—	0.3	0.1	0.1	4	(80)
Total qualifying capital (Basel III transition requirements)	(C)	$187.4	190.1	187.7	186.9	184.2	(1)	2

Total RWAs	(D)	$1,138.3	1,126.5	1,109.4	1,158.4	1,172.0	1	(3)

Common Equity Tier 1 to total RWAs	(A)/(D)	12.4%	12.7	12.6	11.9	11.5
Tier 1 capital to total RWAs	(B)/(D)	14.1	14.5	14.4	13.7	13.2
Total capital to total RWAs	(C)/(D)	16.5	16.9	16.9	16.1	15.7
NM – Not meaningful
(1)The Basel III capital rules for calculating CET1 and tier 1 capital, along with RWAs, are fully phased-in. However, the requirements for determining total capital are in accordance with transition requirements and are scheduled to be fully phased-in beginning January 1, 2022. The Basel III capital rules provide for two capital frameworks: the Standardized Approach and the Advanced Approach applicable to certain institutions. Accordingly, in the assessment of our capital adequacy, we must report the lower of our CET1, tier 1 and total capital ratios calculated under the Standardized Approach and under the Advanced Approach.
(2)In second quarter 2021, we elected to change our accounting method for low-income housing tax credit (LIHTC) investments. We also elected to change the presentation of investment tax credits related to solar energy investments. Prior period total equity was revised to conform with the current period presentation. Prior period risk-based capital and certain other regulatory related metrics were not revised.
(3)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period end.
(4)In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out of the benefits. The impact of the CECL transition provision on our regulatory capital at September 30, 2021, was an increase in capital of $463 million, reflecting a $991 million (post-tax) increase in capital recognized upon our initial adoption of CECL, offset by 25% of the $5.8 billion increase in our ACL under CECL from January 1, 2020, through September 30, 2021.
(5)Under the Advanced Approach, the allowance for credit losses that exceeds expected credit losses is eligible for inclusion in Tier 2 Capital, to the extent the excess allowance does not exceed 0.60% of Advanced credit RWAs with any excess allowance for credit losses deducted from total RWAs.